                                  EXHIBIT 99.10

[LOGO] POPULAR                 PRELIMINARY SAMPLE                         [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                           FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail


POPULAR ABS 2005-5                                                                 GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Current Principal Balance ($)     Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
50,000.01 - 100,000.00               41     3,237,947.18      10.36      7.366         341       80.00         637
100,000.01 - 150,000.00              58     7,124,248.76      22.79      7.051         350       79.86         634
150,000.01 - 200,000.00              36     6,285,477.93      20.11      6.956         338       79.89         629
200,000.01 - 250,000.00              18     4,080,752.13      13.05      6.771         339       79.53         631
250,000.01 - 300,000.00              13     3,566,011.99      11.41      7.065         359       78.64         633
300,000.01 - 350,000.00               5     1,593,382.17       5.10      7.456         359       80.00         676
350,000.01 - 400,000.00               7     2,564,175.94       8.20      6.529         359       79.76         652
400,000.01 - 450,000.00               2       839,228.40       2.68      6.420         359       80.00         643
450,000.01 - 500,000.00               3     1,424,828.25       4.56      7.408         358       80.00         721
500,000.01 - 550,000.00               1       542,912.11       1.74      5.990         358       80.00         627
---------------------------------------------------------------------------------------------------------------------
Total:                              184    31,258,964.86     100.00      6.988         348       79.71         640
---------------------------------------------------------------------------------------------------------------------
Min: $50,323.44
Max: $542,912.11
Average: $169,885.68
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
Current Gross Rate                Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                         6     1,670,941.27       5.35      5.934         337       80.00         628
6.000 - 6.499                        23     4,622,713.22      14.79      6.271         337       79.87         661
6.500 - 6.999                        69    12,950,192.58      41.43      6.808         353       79.54         640
7.000 - 7.499                        51     6,764,738.47      21.64      7.294         347       79.88         625
7.500 - 7.999                        25     3,304,960.02      10.57      7.715         345       79.94         640
8.000 - 8.499                         6     1,118,240.62       3.58      8.306         357       80.00         660
8.500 - 8.999                         3       727,227.35       2.33      8.652         358       78.04         647
9.500 - 9.999                         1        99,951.33       0.32      9.550         359       80.00         673
---------------------------------------------------------------------------------------------------------------------
Total:                              184    31,258,964.86     100.00      6.988         348       79.71         640
---------------------------------------------------------------------------------------------------------------------
Min: 5.620
Max: 9.550
Weighted Average: 6.988
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                   # of        Principal       Curr      Gross   Remaining     Average     Average
FICO                              Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
575 - 599                            25     3,803,952.11      12.17      7.039         341       80.00         595
600 - 624                            59     9,186,262.23      29.39      6.940         351       79.75         614
625 - 649                            44     7,292,330.41      23.33      6.918         342       79.16         634
650 - 674                            27     5,374,867.77      17.19      7.173         350       79.88         661
675 - 699                            19     3,586,844.99      11.47      7.163         353       80.00         683
700 - 724                             6       989,476.18       3.17      6.702         359       80.00         707
725 - 749                             3       549,382.86       1.76      6.797         359       80.00         739
775 - 799                             1       475,848.31       1.52      6.000         358       80.00         797
---------------------------------------------------------------------------------------------------------------------
Total:                              184    31,258,964.86     100.00      6.988         348       79.71         640
---------------------------------------------------------------------------------------------------------------------
Min: 585
Max: 797
NZ Weighted Average: 640
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                                 GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated    Weighted    Weighted
                                  # of         Principal       Curr      Gross   Remaining     Average     Average
Original LTV                     Loans           Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
70.00 - 74.99                        1        279,770.03       0.90      6.990         359       70.00         640
75.00 - 79.99                       12      2,519,206.53       8.06      7.032         359       77.53         636
80.00 - 80.00                      171     28,459,988.30      91.05      6.984         347       80.00         641
---------------------------------------------------------------------------------------------------------------------
Total:                             184     31,258,964.86     100.00      6.988         348       79.71         640
---------------------------------------------------------------------------------------------------------------------
Min:        70.00
Max:        80.00
Weighted Average:79.71
% > 80:      0.00
% > 90:      0.00
% > 95:      0.00
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                                        Weighted     Average
                                                   Current     Pct by    Average      Stated    Weighted    Weighted
                                      # of       Principal       Curr      Gross   Remaining     Average     Average
Original CLTV incl. Silent Seconds   Loans         Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
85.00 - 89.99                            2      392,640.85       1.26      8.019         359       76.37         613
90.00 - 94.99                            9    2,706,051.69       8.66      6.502         358       78.88         627
95.00 - 99.99                           16    3,471,791.95      11.11      6.612         348       78.85         666
100.00 >=                              157   24,688,480.37      78.98      7.078         347       79.98         639
---------------------------------------------------------------------------------------------------------------------
Total:                                 184   31,258,964.86     100.00      6.988         348       79.71         640
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                                        Weighted     Average
                                                   Current     Pct by    Average      Stated    Weighted    Weighted
                                     # of        Principal       Curr      Gross   Remaining     Average     Average
Original Terms (months)             Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
120                                     1       101,818.09       0.33      7.300         119       80.00         599
180                                    12     1,705,197.75       5.46      6.786         178       80.00         632
360                                   171    29,451,949.02      94.22      6.999         359       79.69         641
---------------------------------------------------------------------------------------------------------------------
Total:                                184    31,258,964.86     100.00      6.988         348       79.71         640
---------------------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 349
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                                        Weighted     Average
                                                   Current     Pct by    Average      Stated    Weighted    Weighted
                                     # of        Principal       Curr      Gross   Remaining     Average     Average
Stated Remaining Term (months)      Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
---------------------------------------------------------------------------------------------------------------------
61 - 120                                1       101,818.09       0.33      7.300         119       80.00         599
121 - 180                              12     1,705,197.75       5.46      6.786         178       80.00         632
301 - 360                             171    29,451,949.02      94.22      6.999         359       79.69         641
---------------------------------------------------------------------------------------------------------------------
Total:                                184    31,258,964.86     100.00      6.988         348       79.71         640
---------------------------------------------------------------------------------------------------------------------
Min: 119
Max: 360
Weighted Average: 348
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                                   GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated    Weighted    Weighted
FRM                                     # of        Principal       Curr      Gross   Remaining     Average     Average
ARM                                    Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
Fixed Rate                               184    31,258,964.86     100.00      6.988         348       79.71         640
-------------------------------------------------------------------------------------------------------------------------
Total:                                   184    31,258,964.86     100.00      6.988         348       79.71         640
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated    Weighted    Weighted
                                        # of        Principal       Curr      Gross   Remaining     Average     Average
Product                                Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
Balloon 30/15                              7       971,973.56       3.11      7.053         178       80.00         623
Balloon 30/15 60mo IO                      2       355,120.00       1.14      6.187         178       80.00         636
Fixed 10 yr                                1       101,818.09       0.33      7.300         119       80.00         599
Fixed 15 yr                                2       269,304.19       0.86      6.650         179       80.00         638
Fixed 15 yr - 60mo IO                      1       108,800.00       0.35      6.690         180       80.00         689
Fixed 30 yr                              157    26,964,617.26      86.26      6.990         359       79.68         641
Fixed 30 yr - 60mo IO                     14     2,487,331.76       7.96      7.092         359       79.87         644
-------------------------------------------------------------------------------------------------------------------------
Total:                                   184    31,258,964.86     100.00      6.988         348       79.71         640
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted
                                                                              Weighted     Average
                                                         Current     Pct by    Average      Stated    Weighted   Weighted
                                             # of      Principal       Curr      Gross   Remaining     Average    Average
Prepayment Penalty Original Term (months)   Loans        Balance   Prin Bal     Coupon        Term    Orig LTV       FICO
-------------------------------------------------------------------------------------------------------------------------
0                                              14   1,730,921.65       5.54      6.965         347       80.00        628
12                                             11   2,829,594.02       9.05      7.316         359       77.98        644
24                                             11   1,546,529.66       4.95      7.510         313       80.00        658
36                                             60   9,074,537.66      29.03      7.109         342       80.00        646
60                                             88  16,077,381.87      51.43      6.815         353       79.79        636
-------------------------------------------------------------------------------------------------------------------------
Total:                                        184  31,258,964.86     100.00      6.988         348       79.71        640
-------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 94.46
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated    Weighted    Weighted
                                        # of        Principal       Curr      Gross   Remaining     Average     Average
Lien                                   Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
First Lien                               184    31,258,964.86     100.00      6.988         348       79.71         640
-------------------------------------------------------------------------------------------------------------------------
Total:                                   184    31,258,964.86     100.00      6.988         348       79.71         640
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated    Weighted    Weighted
                                        # of        Principal       Curr      Gross   Remaining     Average     Average
Documentation Type                     Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
Full Doc                                 148    23,958,044.21      76.64      6.850         346       79.81         633
SI                                        36     7,300,920.65      23.36      7.442         355       79.38         665
-------------------------------------------------------------------------------------------------------------------------
Total:                                   184    31,258,964.86     100.00      6.988         348       79.71         640
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                                   GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated    Weighted    Weighted
                                        # of        Principal       Curr      Gross   Remaining     Average     Average
Loan Purpose                           Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                        107    18,553,321.28      59.35      6.929         348       79.51         632
Purchase                                  61    10,368,922.35      33.17      7.108         346       80.00         657
Rate/Term Refinance                       16     2,336,721.23       7.48      6.931         359       80.00         630
------------------------------------------------------------------------------------------------------------------------
Total:                                   184    31,258,964.86     100.00      6.988         348       79.71         640
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated    Weighted    Weighted
                                        # of        Principal       Curr      Gross   Remaining     Average     Average
Property Type                          Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Single Family Detached                   178    29,623,577.69      94.77      7.003         347       79.71         639
Duplex                                     4     1,199,766.82       3.84      6.731         359       80.00         680
Condominium                                2       435,620.35       1.39      6.693         359       79.28         628
------------------------------------------------------------------------------------------------------------------------
Total:                                   184    31,258,964.86     100.00      6.988         348       79.71         640
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                      Current     Pct by    Average      Stated    Weighted    Weighted
                                        # of        Principal       Curr      Gross   Remaining     Average     Average
Occupancy Type                         Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Owner-Occupied                           181    30,959,146.08      99.04      6.972         348       79.71         640
Non-Owner Occupied                         3       299,818.78       0.96      8.705         358       80.00         690
------------------------------------------------------------------------------------------------------------------------
Total:                                   184    31,258,964.86     100.00      6.988         348       79.71         640
------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------


POPULAR ABS 2005-5                                                                   GROUP I; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                                       Weighted
                                                                           Weighted     Average
                                                     Current     Pct by    Average      Stated    Weighted    Weighted
                                       # of        Principal       Curr      Gross   Remaining     Average     Average
Occupancy Type                        Loans          Balance   Prin Bal     Coupon        Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
New York                                 14     3,319,891.18      10.62      7.024         359       78.11         653
Ohio                                     22     2,821,106.54       9.02      6.990         336       79.89         638
Georgia                                  15     2,367,322.64       7.57      7.020         359       80.00         626
Indiana                                  18     2,067,956.04       6.62      7.272         353       80.00         640
Maryland                                  7     1,912,263.76       6.12      6.619         359       79.68         617
Michigan                                 13     1,767,932.13       5.66      7.117         337       79.66         645
Pennsylvania                              8     1,731,882.80       5.54      6.486         359       79.62         637
Florida                                  10     1,717,527.39       5.49      7.429         358       80.00         638
Tennessee                                10     1,246,189.67       3.99      6.797         307       80.00         631
New Jersey                                3     1,238,282.86       3.96      6.281         359       80.00         638
Connecticut                               4     1,123,615.60       3.59      6.433         358       80.00         693
Arizona                                   5     1,053,400.27       3.37      7.591         358       80.00         674
Virginia                                  5     1,025,530.12       3.28      7.055         359       80.00         638
Missouri                                  6     1,007,771.59       3.22      7.464         359       80.00         624
Colorado                                  3       883,689.17       2.83      7.240         359       80.00         675
North Carolina                            8       754,998.20       2.42      7.173         333       80.00         635
Alabama                                   4       631,520.54       2.02      6.927         359       80.00         620
Kansas                                    4       606,937.07       1.94      7.129         359       80.00         614
Illinois                                  4       559,571.78       1.79      7.049         358       80.00         619
Massachusetts                             2       515,770.02       1.65      6.720         359       80.00         628
Kentucky                                  4       491,753.80       1.57      7.197         358       79.55         618
Wisconsin                                 3       407,771.58       1.30      7.214         283       80.00         653
Oklahoma                                  2       376,936.57       1.21      6.855         293       80.00         658
New Hampshire                             2       370,990.90       1.19      6.205         262       80.00         678
Utah                                      2       355,861.42       1.14      6.680         359       79.12         639
South Carolina                            2       232,824.20       0.74      7.445         358       80.00         622
Arkansas                                  2       231,807.61       0.74      7.171         356       80.00         654
California                                1       229,059.41       0.73      7.250         177       80.00         648
Washington                                1       208,800.00       0.67      7.490         360       80.00         597
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Total:                                  184    31,258,964.86     100.00      6.988         348       79.71         640
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Top 3 Zip Code: 7642(1.73682%),80424(1.58674%),6013(1.52228%)
Number of States: 29
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

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Gross Margin
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Minimum Interest Rate
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Maximum Interest Rate
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Initial Periodic Rate Cap
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Subsequent Periodic Rate Cap
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
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